PLEDGE AND ESCROW AGREEMENT

     THIS PLEDGE AND ESCROW AGREEMENT, dated as of May __, 1999 (this "Agreement"), is entered into by and among DARYL KOLLMAN AND MARTA KOLLMAN, residents of the State of Oregon (the "Kollmans"), the INTERNAL REVENUE SERVICE (the "IRS") and WEST COAST TRUST CO., INC., D/B/A WEST COAST TRUST (the "Escrow Agent"). The Escrow Agent, the Kollmans, and the IRS are referred to collectively in this Agreement as the "Parties" and individually as a "Party".

                                    RECITALS

     A. The Kollmans hold 13,778,061 shares of the Common Stock, $.01 par value, of Humascan, Inc., a Delaware corporation ("Humascan"), and 768,970 shares of Humascan's Series B Preferred Stock (collectively, the "Escrow Shares").

     B. The Kollmans and the IRS have negotiated a settlement of all amounts due and owing by the Kollmans to the IRS regarding income tax underpayments for the 1996 through 1998 years and any income tax deficiencies for the 1993 through 1995 years (the "Tax Liabilities") pursuant to the terms and conditions of the First Revised Proposal for Payment of Tax Liabilities of Daryl and Marta Kollman, dated as of June ___, 1999 (the "Payment Proposal").

     C. It is a condition precedent to the execution and delivery of the Payment Proposal that the Parties execute and deliver this Agreement.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the recitals and of the respective agreements and covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

     SECTION 1. ESTABLISHMENT OF ESCROW ACCOUNT.

     (a) Concurrently with the execution of this Agreement and pursuant to the Payment Proposal, the Kollmans will deliver to the Escrow Agent all of the certificates representing the Escrow Shares and the stock powers contemplated by
Section 2(b) of this Agreement. The Escrow Shares shall be referred to in this Agreement as the "Escrowed Property." The Escrow Agent shall hold the Escrowed Property in an account designated by the

Escrow Agent as the "Kollman/IRS Escrow Account" (the "Escrow Account"). The Escrowed Property and any Proceeds (as defined below) shall be held, administered and disposed of by the Escrow Agent in accordance with the terms and conditions set forth in this Agreement.

     (b) The Kollmans pledge and grant the IRS a security interest in all of their right, title and interest in and to the Escrow Shares. The Kollmans acknowledge the IRS's dominion and control over the Escrow Shares through their possession by the Escrow Agent in accordance with the terms and conditions set forth in this Agreement.

     SECTION 2. THE ESCROW SHARES. So long as any Escrow Shares are held by the Escrow Agent under this Agreement:

     (a) The Kollmans shall be entitled to exercise any and all voting and consensual rights and powers accruing to the Kollmans.

     (b) The Kollmans shall sign and deliver to the Escrow Agent stock powers endorsed in blank to transfer the Escrow Shares.

     (c) The Kollmans may sell Escrow Shares as permitted by applicable federal and state securities law. If the Kollmans elect to sell any Escrow Shares, the Kollmans shall (i) provide the Escrow Agent with a lien discharge certificate issued by the IRS specifying the number of Escrow Shares to be sold, and (ii) instruct the purchaser of the Escrow Shares to pay the Escrow Agent in cash the purchase price for the Escrow Shares. The Kollmans shall instruct the Escrow Agent to deliver the certificate or certificates representing the Escrow Shares to be sold to the purchaser of the Escrow Shares. If fewer than all Escrow Shares are sold in accordance with Section 2(c) of this Agreement, the Escrow Agent shall deliver to Humascan's transfer agent the original certificate or certificates for cancellation and instruct Humascan's transfer agent to deliver to the Escrow Agent (i) a certificate representing the Escrow Shares to be sold and (ii) a certificate or certificates representing the balance of the Escrow Shares. On receipt of the replacement certificates, the Escrow Agent shall deliver the certificate representing the Escrow Shares to be sold to the purchaser of the Escrow Shares, together with a stock power executed by the Kollmans with respect to such certificate, and retain the certificate or certificates for the Escrow Shares that will remain subject to the terms of this Agreement.

     (d) The Escrow Agent shall retain any stock Proceeds, which shall become Escrow Shares, and the Escrow Agent shall distribute to the Kollmans, within three (3) business days following receipt, that portion of cash Proceeds received by the Escrow Agent in an amount equal to the product of the Effective Tax Rate (as defined below) times the amount of the cash Proceeds received (the "Tax Proceeds"). For this purpose, the "Effective Tax Rate" shall mean the highest marginal effective combined federal, state and local income tax rates applicable to an individual taxpayer as reasonably computed and provided to the Escrow Agent by the Kollmans. The

Kollmans shall deposit in a separate deposit account any Tax Proceeds they receive from the Escrow Agent. The Kollmans shall not commingle any other funds at any time with any Proceeds deposited in such deposit account. The balance of any cash Proceeds received by the Escrow Agent, less any costs, fees, expenses, commissions or charges, shall be paid to the IRS to reduce the Tax Liabilities. Any non-stock or non-cash Proceeds received shall be sold in a commercially reasonable manner, and such Proceeds shall be applied in accordance with this
Section 2(d).

     (e) "Proceeds" shall mean, as to any given Escrow Shares, any dividends paid in stock, cash or other property, return of capital or other distributions made on or in respect of such Escrow Share, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Humascan or received in exchange for such Escrow Share or as a result of any merger, consolidation, acquisition or other exchange of assets to which Humascan may be a party or otherwise, the proceeds of a sale in accordance with Sections 2(c) of this Agreement, or the proceeds of a sale of any non-cash Proceeds.

     SECTION 3. RELEASE OF THE ESCROWED PROPERTY.

     (a) The Escrow Agent shall release Escrowed Property in accordance with
Section 2(c) of this Agreement.

     (b) On written notice from the Kollmans and the IRS that the Tax Liabilities have been paid in full, the Escrow Agent shall within three business days release to the Kollmans any Escrowed Property the Escrow Agent holds.

     (c) On written notice from the IRS to the Escrow Agent that a default has occurred under the Payment Proposal, together with a notice of levy or seizure, the Escrow Agent shall within twenty-one business days release to the IRS any Escrowed Property the Escrow Agent holds.

     (d) The Escrow Agent shall release to the Kollmans any Escrowed Property the Escrow Agent holds on written notice from the IRS to the Escrow Agent.

     SECTION 4. NO DISTRIBUTION OF EXPENSES. Neither Kollmans nor the IRS shall be entitled to reimbursement out of the Escrowed Property for any costs and expenses incurred by them in connection with exercising their rights or performing their duties under this Agreement.

     SECTION 5. THE ESCROW AGENT. To induce the Escrow Agent to act under this Agreement, it is further agreed by the IRS and Kollmans that:

     (a) The Escrow Agent shall not be under any duty to give the Escrowed Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any Escrowed Property held hereunder except as directed in this Agreement. Uninvested Escrowed Property held hereunder shall not earn or accrue interest.

     (b) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other Parties hereto except this Agreement.

     (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the IRS and Kollmans shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor escrow agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property or any loss of interest incident to any such delays. This Section 5(c) shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

     (d) The Escrow Agent shall be entitled to rely in good faith upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in good faith in accordance with such advice.

     (f) The Escrow Agent does not have any interest in the Escrowed Property deposited under this Agreement but is serving as escrow holder only and having only possession thereof. The Kollmans shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection with this Agreement and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. It is



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


understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of the Escrowed Property and is not responsible for any other reporting. This Section 5(f) shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

     (g) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

     (h) The Escrow Agent shall not be called upon to advise any Party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

     (i) The Escrow Agent (and any successor escrow agent) may at any time resign as such by delivering the Escrowed Property to any successor escrow agent jointly designated by the other Parties hereto in writing or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of the Escrow Agent will take effect on the earlier of such date (the "Resignation Date"): (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the date which is 30 days after the date of delivery of its written notice of resignation to the other Parties hereto. Upon the appointment of a successor escrow agent, such successor escrow agent shall deliver written notice to the IRS and Kollmans on the appointment of such successor escrow agent. If at the Resignation Date the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after the Resignation Date shall be to safekeep the Escrowed Property until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other Parties hereto or a Final Determination.

     (j) The Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

     (k) In the event of any disagreement between the IRS and Kollmans resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received a written agreement executed by the IRS and Kollmans directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such agreement. The Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act during any pending disagreement. The Escrow Agent shall act on such agreement without further question.

     (l) The compensation of the Escrow Agent (as payment in full) for the

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services to be rendered by the Escrow Agent hereunder shall be the amount of
$2,500 paid by the Kollmans at the time of execution of this Agreement and $2,500 annually thereafter, together with reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel) not to exceed $1,000, absent any litigation or other dispute arising under this Agreement. Any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for in this Agreement may be taken from any Escrow Property.

     (m) No prospectuses, press releases, reports and promotional material, or other similar materials which mention in any language the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other Parties hereto or on such Parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto; provided, however, that the Escrow Agent acknowledges that the IRS may file a copy of this Agreement as an exhibit with the IRS's filings required under the Securities Exchange Act of 1934, as amended, and the Escrow Agent consents to the appearance of its name in such filings.

     (n) The other Parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depositary Trust Company and the Federal Reserve Book Entry System.

     SECTION 6. NOTICES. All notices, requests, consents, waivers, and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (a) if transmitted by facsimile, upon acknowledgment of receipt thereof in writing by facsimile or otherwise; (b) if personally delivered, upon delivery or refusal of delivery; (c) if mailed by registered or certified United States mail, return receipt requested, postage prepaid, upon delivery or refusal of delivery; or (d) if sent by a nationally recognized overnight delivery service, upon delivery or refusal of delivery. All notices, consents, waivers, or other communications required or permitted to be given hereunder shall be addressed to the respective Party to whom such notice, consent, waiver, or other communication relates at the following addresses:

         IF TO THE IRS:                            COPY TO:

         Internal Revenue Service
         1220 SW Third Avenue, Room 1117
         M/S 0680
         Portland, Oregon 97208
         Attn:  Mr. Gil Moss, Appeals Officer
         Tel:  (503) 326-5726
         Fax:  (503) 326-4951

         IF TO THE KOLLMANS:                    COPY TO:

         Daryl and Marta Kollman                Stoel Rives LLP
         6707 Amber Avenue                      900 SW Fifth Avenue, Suite 2600
         Klamath Falls, Oregon 97603            Portland, Oregon 97204-2480
         Tel: (541) 882-5406                         Attn: Gersham Goldstein
         Fax: (541) 882-2157                    Tel: (503) 294-9520

                                                Fax: (503) 220-2480

         IF TO THE ESCROW AGENT:

         West Coast Trust
         1000 SW Broadway, Suite 1100
         Portland, Oregon  97205
         Attn:  Ms. Claudine Bachelor
         Tel: (503) 224-2472
         Fax: (503) 224-9987

Any Party by written notice to the other Parties pursuant to this Section 6 may change the address or the persons to whom notices or copies thereof for such Party shall be directed.

     SECTION 7. DISTRIBUTIONS.

     (a) Any distributions made to the IRS under this Agreement shall be made payable to the United States Treasury and sent to the following address:

                 Ms. Pat Stockman
                 Revenue Officer, #91-06040
                 Internal Revenue Service, Collections Division
                 960 Ellendale, Suite A
                 Medford, OR  97504
                 Tel: (541) 776-4336, extension 229
                 Fax: (541) 776-3566

with instructions on the transmittal letter that such payment is made on behalf of Daryl and Marta Kollman, Social Security Nos. ###-##-#### and ###-##-####, respectively, as designated towards the Tax Liabilities pursuant to the Payment Proposal.

     (b) Any distributions to the Kollmans under this Agreement shall be made payable to Daryl and Marta Kollman and sent to the Kollmans at the address listed in Section 6 of this Agreement.

     (c) Any Party by written notice to the other Parties pursuant to Section 6 of this Agreement may change the address or the persons to whom distributions under this Agreement for such Party shall be made payable and/or directed.

     SECTION 8. WAIVERS; AMENDMENTS. Any waiver by any Party hereto of any breach of or failure to comply with any provision of this Agreement by any other Party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement. This Agreement may only be modified by a writing signed by all of the Parties hereto.

     SECTION 9. CONSTRUCTION. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement. Unless otherwise stated, references to Sections are references to Sections of this Agreement.

     SECTION 10. ASSIGNMENT; THIRD PARTIES. Neither the Kollmans nor the IRS may assign this Agreement without the consent of the other Parties. Subject to the preceding sentence, this Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party, except as provided in Section 5(i) with respect to a resignation by the Escrow Agent and except that this Agreement is also for the benefit of the IRS Indemnified Parties, who shall have the rights specified herein.

     SECTION 11. TERMINATION. This Agreement shall terminate at the time of the final distribution by the Escrow Agent of all Escrowed Property in accordance with the provisions of this Agreement.

     SECTION 12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

     SECTION 13. GOVERNING LAW; SEVERABILITY. This Agreement shall be construed in accordance with and governed by the internal law of the State of Oregon (without reference to its rules, provisions and principles as to choice of law and conflicts of law). The invalidity, legality or enforceability of any provisions of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

     SECTION 14. CONSENT TO SERVICE. The IRS and Kollmans hereby irrevocably submit to the jurisdiction of any federal court located in Multnomah County, Oregon in any action or proceeding arising out of or relating to this Agreement, and the Parties hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such federal court located in Multnomah County, Oregon. The Parties hereby consent to and grant to any such court jurisdiction over the persons of such Parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     SECTION 15. WAIVER OF OFFSET RIGHTS. The Escrow Agent hereby waives any and all rights to offset that it may have against the Escrowed Property including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, indemnified costs, or other losses (collectively "Escrow Agent Claims") that the Escrow Agent may be otherwise entitled to collect from any Party to this Agreement or any Indemnitee, other than Escrow Agent Claims arising under this Agreement.

     SECTION 16. CONFLICTING PROVISIONS. If any conflict or inconsistency exists between the terms and conditions of this Agreement and the Payment Proposal, the terms and conditions of the Payment Proposal shall control.

     IN WITNESS WHEREOF, the Parties to this Agreement have caused this Agreement to be executed by their duly authorized officers as of the date set forth in the preface to this Agreement.


                                          INTERNAL REVENUE SERVICE:


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                          THE KOLLMANS:


                                              ----------------------------------
                                              Daryl Kollman


                                              ----------------------------------
                                              Marta Kollman



                                          ESCROW AGENT:


                                          WEST COAST TRUST CO., INC.
                                          d/b/a West Coast Trust


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                    AMENDMENT TO PLEDGE AND ESCROW AGREEMENT

     This Amendment to Pledge and Escrow Agreement (the "Amendment"), dated September ____, 1999, is entered into by and among Daryl and Marta Kollman (the "Kollmans"), the Internal Revenue Service of the United States of America (the "IRS"), and West Coast Trust Co., Inc. ("WCT").

                                    RECITALS

     WHEREAS:

     a. The Kollmans, the IRS, and WCT entered into a Pledge and Escrow Agreement dated June 24, 1999 (the "Agreement").

     b. WCT presently holds all common and preferred shares of HumaScan, Inc. stock owned by the Kollmans in its capacity as Escrow Agent under the Agreement.

     c. Since the date the HumaScan shares were delivered to WCT: (i) the Kollmans have elected conversion of their preferred shares to common shares;
(ii) HumaScan, Inc. has changed its name to Cell Tech International Incorporated ("Cell Tech"); and (iii) Cell Tech has declared a reverse stock split of its outstanding common shares. Daryl and Marta Kollman are now entitled to 4,341,500 shares each of Cell Tech common stock.

     d. Section 2(d) of the Agreement requires the Escrow Agent to retain and turn over to the Kollmans portions of all proceeds received from sales of stock for estimated tax payments at the highest marginal federal and state income tax rates.

     e. The Kollmans and the IRS have determined that estimated tax rate specified in Section 2(d) is excessive, procedures other than those set forth in
Section 2(d) would be more convenient, and the Kollmans should be allowed to modify the withholding rate on stock proceeds to conform to changes in the tax laws and their financial circumstances.

                                   AGREEMENTS

     NOW THEREFORE, based upon the foregoing and other facts and understandings, the Kollmans, the IRS, and WCT, in its capacity as Escrow Agent, hereby agree as follows:

     1. The Escrow Agent shall promptly exchange the certificates for HumaScan, Inc. common and preferred shares it holds for 4,341,500 shares of Cell Tech common stock for Daryl J. Kollman, and 4,341,500 shares of Cell Tech common stock for Marta C. Kollman. The transfer agent for exchange is:

                      Continental Stock and Transfer, Inc.
                      2 Broadway Ave.
                      New York, NY 10004
                      (212)509-4000

     2. Except as otherwise provided herein or in such subsequent amendments and instructions to the Agreement as are agreed to by the Kollmans and the IRS, all references in the original Agreement to HumaScan, Inc. stock shall be deemed references to Cell Tech stock.

     3. Section 2(d) of the Agreement is hereby amended to provide as follows:

          (d) Except as otherwise instructed by the Kollmans, the Escrow Agent shall retain any stock Proceeds, which shall become Escrow Shares, and the Escrow Agent shall distribute to the Kollmans, within three (3) business days following receipt, four checks as follows: (1) a check payable to the Oregon Department of Revenue in the amount equal to the product of 9% times the cash Proceeds received from sales of Escrow Shares belonging to Daryl Kollman; (2) a check payable to the Internal Revenue Service in the amount equal to the product of 28% times the amount of the cash Proceeds received from Escrow Shares belonging to Daryl Kollman (3) a check payable to the Oregon Department of Revenue in the amount equal to the product of 9% times the cash Proceeds received from sales of Escrow Shares belonging to Marta Kollman; and (4) a check payable to the Internal Revenue Service in the amount equal to the product of 28% times the amount of the cash Proceeds received from Escrow Shares belonging to Marta Kollman (the funds represented by these checks shall hereinafter be referred to as "Tax Proceeds"). The Kollmans may alter the estimated tax rates applied to Proceeds at their discretion through written instructions delivered to the Escrow Agent. The Kollmans shall transmit the Tax Proceeds checks to the Oregon Department of Revenue and the Internal Revenue Service, as appropriate, and designate them as estimated income tax payments for the year in which the Escrow Shares were sold. The balance of the cash Proceeds received by the Escrow Agent, less any costs, fees, expenses, commissions, and charges, shall be paid to the IRS to reduce the Tax Liabilities. Any non-stock or non-cash Proceeds received shall be sold in a commercially reasonable manner, and such proceeds shall be applied in accordance with this section 2(d).

     IN WITNESS WHEREOF, the Parties to this Amendment have caused this Amendment to be executed by their duly authorized officers as of the date set forth in the preface to this Amendment.


                                          INTERNAL REVENUE SERVICE


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          THE KOLLMANS


                                          -----------------------------------
                                          Daryl J. Kollman


                                          -----------------------------------
                                          Marta C. Kollman



                                          ESCROW AGENT:


                                          WEST COAST TRUST CO., INC.
                                          dba West Coast Trust


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title: